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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     APRIL 23, 2001
                                                --------------------



                    WASHINGTON REAL ESTATE INVESTMENT TRUST
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            (Exact name of registrant as specified in its charter)



      Maryland                               1-6622            53-0261100
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      (State or other jurisdiction of   (Commission File       (IRS Employer
          incorporation)                     Number)      Identification Number)


     6110 Executive Boulevard, Suite 800, Rockville, Maryland         20852
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     (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code   (301) 984- 9400
                                                  --------------------
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Item 5: OTHER EVENTS

        Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust's press release, dated April 23, 2001.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             Exhibit
             Number
             ------
             99.1        Press Release, April 23, 2001, entitled "Supplemental
                         Data"
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 WASHINGTON REAL ESTATE INVESTMENT TRUST
                                 ---------------------------------------
                                              (Registrant)



                                 By: /s/ Larry E. Finger
                                    -------------------------------
                                              (Signature)

                                    Larry E. Finger
                                    Senior Vice President
                                    Chief Financial Officer



     April 23, 2001
     --------------
         (Date)
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Exhibit
Number
------
99.1        Press Release, April 23, 2001, entitled "Supplemental Data"